UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) : May 8, 2003



                          EMISPHERE TECHNOLOGIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           Delaware                 1-10615                 13-3306985
----------------------------    ----------------   ----------------------------
(State or other jurisdiction    (Commission File   (IRS Employer Identification
       of incorporation)             Number)                  Number)



      765 Old Saw Mill River Road,
             Tarrytown, NY                                     10591
----------------------------------------                     ----------
(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code: (914) 347-2220


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


         (c)   Exhibits.    99.1 Press Release, dated May 8, 2003, reporting the
results of operations of Emisphere Technologies, Inc. (the "Registrant") for its fiscal first quarter ended March 31, 2003 (furnished and not filed herewith solely pursuant to Item 12).



ITEM 9. REGULATION FD DISCLOSURE. (INFORMATION FURNISHED PURSUANT TO ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION)

         On May 8, 2003, the Registrant reported its results of operations for its fiscal first quarter ended March 31, 2003. A copy of the press release issued by the Registrant concerning the foregoing results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

         The information contained herein and in the accompanying exhibit is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" in accordance with interim guidance issued by the Securities and Exchange Commission in Release No. 33-8216. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          EMISPHERE TECHNOLOGIES, INC.

Date:    May 8, 2003                      By: /s/ FREDRICK D. COBB
                                              ----------------------------
                                              Fredrick D. Cobb
                                              Principal Financial Officer